Ordinary shares	12 Months Ended
Dec. 31, 2023
Ordinary shares
Ordinary shares

23. Ordinary shares

As of December 31, 2023, the authorized share capital of the Company is US$100,000 divided into 5,000,000,000 shares, comprising of (i) 4,000,000,000 Class A ordinary shares with a par value of US$0.00002 each, (ii) 500,000,000 Class B ordinary shares with a par value of US$0.00002 each, and (iii) 500,000,000 shares with a par value of US$0.00002 each of such class or classes (however designated) as the board of directors may determine in accordance with the post-offering memorandum and articles of association. Holders of Class A ordinary shares and Class B ordinary shares have the same rights except for voting and conversion rights. Each Class A ordinary share is entitled to one vote, and is not convertible into Class B ordinary shares under any circumstances. Each Class B ordinary share is entitled to ten votes and is convertible into one Class A ordinary share at any time by the holder thereof.

In July 2021, the Company completed its IPO and 79,200,000 Class A ordinary shares were issued, with proceeds of RMB28,033,106 (US$4,331,978), net of underwriter commissions and relevant offering expenses. All of the preferred shares were automatically converted into 933,307,510 Class A ordinary shares immediately upon the completion of IPO.

In January 2022, the Company issued 20,917,324 Class A ordinary shares and deposited the shares in its depositary bank pursuant to share incentive plans. The shares are subject to future exercise of options or vesting of RSUs pursuant to share incentive plans and deemed as treasury shares.

In June 2022, the Company filed a Form 25 with the SEC, in order to delist its ADSs from the New York Stock Exchange (“NYSE”). As a result, the Group’s ADSs were delisted from the NYSE on June 13, 2022. The Group’s ADSs have been quoted on OTC Pink under the symbol “DIDIY” thereafter.

As of December 31, 2022, 1,084,058,607 Class A Ordinary Shares and 112,895,380 Class B Ordinary Shares were issued and outstanding by the Company.

On November 11, 2023, the Company’s board of directors authorized a share repurchase program under which the Company may repurchase up to US$1 billion of its shares over the next 24 months. The share repurchases may be made from time to time through legally permissible means, depending on market conditions and in accordance with applicable rules and regulations. The Company’s board of directors will review the share repurchase program periodically, and may authorize adjustment to its terms and size.

The Company repurchased approximately 4.2 million ADSs, equals to 1.1 million Class A ordinary shares, from the open market with an aggregate purchase price of RMB112,666 (US$15,860) during the year ended December 31, 2023. These repurchased shares were recorded in the treasury stock account as they were not cancelled by the Company as of December 31, 2023.

During the year ended December 31, 2023, 19,778,967 Class B ordinary shares were converted to Class A ordinary shares. As of December 31, 2023, 1,104,888,353 Class A ordinary shares and 97,556,869 Class B ordinary shares were issued and outstanding by the Company.